Exhibit 99.1
Contact:
Christopher J. Zyda
Senior Vice President &
Chief Financial Officer
Phone: (415) 217-4500
Email: ir@luminentcapital.com
Luminent Mortgage Capital, Inc. Announcements

SAN FRANCISCO, CA., August 6, 2007 — Luminent Mortgage Capital, Inc. (NYSE: LUM) announced today that, since August 3, 2007, the mortgage industry, and the financing methods that the mortgage industry relies upon, have deteriorated significantly and in an unprecedented fashion. Effectively, the secondary market for mortgage loans and mortgage-backed securities has seized-up. As a result, Luminent is simultaneously experiencing a significant increase in margin calls on its highest quality assets and a decrease on the financing advance rates provided by its lenders.
In a Board of Directors meeting today, Luminent’s Board unanimously voted to take the following actions:
•	The Board of Directors suspended payment of Luminent’s second quarter cash dividend of 32 cents per share on Luminent’s common stock.
•	The Board of Directors extended the maturity of the outstanding commercial paper issued by Luminent Star Funding Trust I, a special purpose subsidiary of Luminent, by 110 days.
•	The Board of Directors cancelled Luminent’s second quarter 2007 earnings release conference call, scheduled for Thursday, August 9, 2007, at 10:00 a.m. PDT, to discuss its second quarter of 2007 results of operations.
•	The Board of Directors delayed the filing of Luminent’s quarterly report on form 10-Q for the second quarter of 2007. Luminent’s second quarter of 2007 unaudited condensed financial information is attached to this press release. Luminent’s independent registered public accounting firm has not completed a review of the financial information for the three and six months ended June 30, 2007.
•	The Board of Directors authorized Luminent’s senior management to inform the New York Stock Exchange of these unfolding events and, as a result, trading was halted in Luminent’s common stock.
The Board of Directors currently is considering the full range of strategic alternatives to enhance Luminent’s liquidity and preserve shareholder value during this period of market volatility.
This news release and Luminent’s filings with the Securities and Exchange Commission contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Luminent’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. Forward-looking statements include statements regarding our financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “may continue,” “estimate,” “intend,” “project,” “believe,” “expect,” “plan,” “anticipate” and similar terms may identify forward-looking statements, but the absence of such words does not necessarily mean that a statement is not forward-looking. These forward-looking statements include, among other things, statements about:
•	the effect of the flattening of, or other changes in, the yield curve on our investment strategies;
•	changes in interest rates and mortgage prepayment rates;
•	Luminent’s ability to obtain or renew sufficient funding to maintain its leverage strategies;
•	continued creditworthiness of the holders of mortgages underlying Luminent’s mortgage-related assets;

•	the possible effect of negative amortization of mortgages on Luminent’s financial condition and REIT qualification;
•	the possible impact of Luminent’s failure to maintain exemptions under the 1940 Act;
•	potential impacts of Luminent’s leveraging policies on its net income and cash available for distribution;
•	the power of Luminent’s Board of Directors to change its operating policies and strategies without stockholder approval;
•	effects of interest rate caps on Luminent’s adjustable-rate and hybrid adjustable-rate loans and mortgage backed securities;
•	the degree to which Luminent’s hedging strategies may or may not protect it from interest rate volatility;
•	Luminent’s ability to invest up to 10% of its investment portfolio in residuals, leveraged mortgage derivative securities and shares of other REITs as well as other investments;
•	volatility in the timing and amount of Luminent’s cash distributions;
•	Luminent’s ability to purchase sufficient mortgages for its securitization business; and
•	the other factors described in Luminent’s Form 10-K, Form 10-Q and Form 8-K reports, including those under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors” and “Quantitative and Qualitative Disclosures about Market Risk.”
Luminent cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All subsequent written and oral forward-looking statements attributable to Luminent or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, Luminent undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

LUMINENT MORTGAGE CAPITAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
(in thousands, except share and per share amounts)	2007	2006
Assets:
Cash and cash equivalents	$13,254	$5,902
Restricted cash	14,559	7,498
Loans held-for-investment, net of allowance for loan losses of $12,297 at June 30, 2007 and $5,020 at December 31, 2006	5,934,480	5,591,717
Mortgage-backed securities, at fair value	84,602	141,556
Mortgage-backed securities pledged as collateral, at fair value	3,309,437	2,789,382
Debt securities, at fair value	1,157	—
Equity securities, at fair value	831	1,098
Interest receivable	38,347	36,736
Principal receivable	2,515	1,029
Derivatives, at fair value	59,766	13,021
Other assets	40,798	25,856

Total assets	$9,499,746	$8,613,795

Liabilities:
Mortgage-backed notes	$4,515,197	$3,917,677
Repurchase agreements	2,868,572	2,707,915
Warehouse lending facilities	573,658	752,777
Commercial paper	573,385	637,677
Collateralized debt obligations	295,013	—
Junior subordinated notes	92,788	92,788
Convertible senior notes	90,000	—
Unsettled security purchases	4,572	—
Cash distributions payable	13,857	14,343
Accrued interest expense	15,436	12,094
Accounts payable and accrued expenses	22,156	6,969

Total liabilities	9,064,634	8,142,240

Stockholders’ Equity:
Preferred stock, par value $0.001:
10,000,000 shares authorized; no shares issued and outstanding at June 30, 2007 and December 31, 2006	—	—
Common stock, par value $0.001:
100,000,000 shares authorized; 43,303,004 and 47,808,510 shares issued and outstanding at June 30, 2007 and December 31, 2006, respectively	43	48
Additional paid-in capital	543,859	583,492
Accumulated other comprehensive income	7,536	3,842
Accumulated distributions in excess of accumulated earnings	(116,326)	(115,827)

Total stockholders’ equity	435,112	471,555

Total liabilities and stockholders’ equity	$9,499,746	$8,613,795

LUMINENT MORTGAGE CAPITAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in thousands, except share and per share amounts)	2007	2006	2007	2006
Net interest income:
Interest income:
Mortgage loan and securitization portfolio	$95,967	$45,398	$194,658	$68,009
Spread portfolio	31,775	19,845	62,151	50,810
Credit sensitive bond portfolio	18,727	9,667	35,226	17,683

Total interest income	146,469	74,910	292,035	136,502

Interest expense	122,222	53,513	237,426	99,484

Net interest income	24,247	21,397	54,609	37,018

Other income:
Gains on derivatives, net	20,617	7,183	35,882	15,776
Impairment losses on mortgage-backed securities	(14,154)	(462)	(14,159)	(2,179)
Gains (losses) on sales of mortgage-backed securities	4	(1,240)	(15,449)	823
Other expense	(19)	(131)	(99)	(608)

Total other income	6,448	5,350	6,175	13,812

Expenses:
Servicing expense	6,730	2,538	12,716	4,020
Provision for loan losses	4,645	1,525	8,188	1,525
Salaries and benefits	3,551	2,018	6,635	4,441
Professional services	997	471	1,841	1,093
Management compensation expense to related party	—	854	—	1,665
Other general and administrative expenses	1,889	1,136	3,674	2,091

Total expenses	17,812	8,542	33,054	14,835

Income before income taxes	12,883	18,205	27,730	35,995

Income taxes (benefit)	(506)	641	(45)	652

Net income	$13,389	$17,564	$27,775	$35,343

Net income per share – basic	$0.30	$0.45	$0.60	$0.90

Net income per share – diluted	$0.30	$0.45	$0.60	$0.90

Weighted-average number of shares outstanding – basic	44,774,340	38,609,963	46,038,178	39,060,284

Weighted-average number of shares outstanding – diluted	44,898,778	38,834,435	46,220,019	39,337,203

Dividend per share	$0.32	$0.20	$0.62	$0.25

LUMINENT MORTGAGE CAPITAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the six months ended June 30,
(in thousands)	2007	2006
Cash flows from operating activities:
Net income	$27,775	$35,343
Adjustments to reconcile net income to net cash used in operating activities:
Amortization of premium/(discount) on loans held-for-investment and mortgage-backed securities and depreciation	11,800	(1,416)
Impairment losses on mortgage-backed securities	14,159	2,179
Provision for loan losses	8,188	1,525
Negative amortization of loans held-for-investment	(52,196)	(16,969)
Share-based compensation	1,485	1,676
Net realized and unrealized gains on derivative instruments	(20,906)	(14,759)
Net (losses) on mortgage backed securities held as trading	(9)	—
Net gain (losses) on sales of mortgage-backed-securities available-for-sale	15,449	(823)
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable, net of purchased interest	(1,320)	1,130
(Increase) decrease in other assets	1,171	(15,305)
Increase in accounts payable and other liabilities	14,798	310
Increase (decrease) in accrued interest expense	3,342	(11,527)
Increase in management compensation payable, incentive compensation payable and other related-party payable	—	588

Net cash provided by (used in) operating activities	23,736	(18,048)

Cash flows from investing activities:
Purchases of mortgage-backed securities	(790,866)	(1,449,385)
Proceeds from sales of mortgage-backed securities	31,348	3,619,558
Principal payments of mortgage-backed securities	280,454	289,359
Purchases of loans held-for-investment, net	(1,262,734)	(3,143,481)
Principal payments of loans held-for-investment	940,605	106,707
Purchases of derivative instruments	(32,979)	(1,555)
Proceeds from derivative instruments	7,331	2,326
Purchase of debt securities	(1,271)	—
Net change in restricted cash	(7,061)	747
Other	(176)	—

Net cash used in investing activities	(835,349)	(575,724)

Cash flows from financing activities:
Repurchases of common stock	(41,123)	(15,534)
Capitalized financing costs	(7,122)	—
Borrowings under repurchase agreements	21,901,406	19,794,029
Principal payments on repurchase agreements	(21,740,749)	(21,414,302)
Borrowings under warehouse lending facilities	1,651,917	2,468,843
Paydown of warehouse lending facilities	(1,830,852)	(2,467,969)
Borrowings under commercial paper facility	2,838,460	—
Paydown of commercial paper facility	(2,902,752)	—
Distributions to stockholders	(28,760)	(3,202)
Proceeds from issuance of mortgage-backed notes	1,359,447	2,324,948
Principal payments on mortgage-backed notes	(761,934)	(94,196)
Proceeds from issuance of collateralized debt obligations	291,027	—
Principal payments on margin debt	—	(3,548)
Proceeds from issuance of convertible senior notes	90,000	—

Net cash provided by financing activities	818,965	589,069

Net increase (decrease) in cash and cash equivalents	7,352	(4,703)
Cash and cash equivalents, beginning of the period	5,902	11,466

Cash and cash equivalents, end of the period	13,254	$6,763

LUMINENT MORTGAGE CAPITAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(Unaudited)

	For the six months ended June 30,
(in thousands)	2007	2006
Supplemental disclosure of cash flow information:
Interest paid	$245,393	$113,741
Taxes paid	1,179	486

Non-cash investing and financing activities:
Increase in unsettled security purchases	$4,572	$53,181
(Increase) decrease in principal receivable	(1,488)	11,948
Transfer of loans held-for-investment to real estate owned	8,681	—
Acquisition of mortgage-backed securities available-for-sale through collateralized debt obligations	(3,986)	—
Principal payments of mortgage-backed securities available-for-sale	183	—
Paydown of warehouse lending facilities	(183)	—
Increase (decrease) in cash distributions payable to stockholders	(486)	6,605